UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 7, 2025

COGENT BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38443	46-5308248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

275 Wyman Street, 3rd Floor Waltham, Massachusetts	02451
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 945-5576

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	COGT	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01	Other Events

On July 7, 2025, Cogent Biosciences, Inc. (the “Company”) announced positive top-line results from the registration-directed Part 2 of the SUMMIT clinical trial of bezuclastinib in patients with non-advanced systemic mastocytosis (“NonAdvSM”) demonstrating clinically meaningful and highly statistically significant improvements across the primary and all key secondary endpoints, including patient-reported symptoms and objective measures of mast cell burden. Based on these data, the Company is on track to submit its first new drug application (“NDA”) to the U.S. Food and Drug Administration (“FDA”) for bezuclastinib in NonAdvSM by the end of 2025. In addition, the Company plans to present detailed results from the SUMMIT trial at an upcoming medical meeting later this year.

The SUMMIT trial, which was designed to assess the clinical benefit of bezuclastinib versus placebo, achieved its primary endpoint with a highly statistically significant difference in the mean change in total symptom score (“TSS”) at 24 weeks (p=0.0002). TSS was assessed by the Mastocytosis Symptom Severity Daily Diary. The bezuclastinib arm had a mean reduction of 24.3 points in TSS at 24 weeks, versus the placebo arm which had a mean reduction of 15.4 points in TSS, resulting in a placebo-adjusted TSS improvement of 8.91 points. In addition, the SUMMIT trial demonstrated highly statistically significant benefit across all key secondary endpoints, including reduction of serum tryptase on which 87.4% of bezuclastinib-treated patients had ≥50% reduction, compared to no patients in the control arm (87.4% vs. 0%; p<0.0001).

All primary and secondary endpoints demonstrated statistically significant comparisons in favor of bezuclastinib over placebo:

	SUMMIT Endpoints	P-Value (two-sided)
Primary Endpoint	Mean Change TSS at 24 weeks	0.0002
Secondary Endpoints	> 50% Reduction in Serum Tryptase	<0.0001
	> 50% Reduction in KIT D816V VAF	<0.0001
	> 50% Reduction in TSS	0.0142
	> 50% Reduction in Bone Marrow MC Aggregates	< 0.0001
	> 30% Reduction in TSS	0.0004
	Mean Change in Most Severe Symptom at Baseline	0.0001

The majority of treatment emergent adverse events (“TEAEs”) (98.3% in bezuclastinib arm vs. 88.3% in placebo arm) were of low grade. The most frequent TEAEs reported on bezuclastinib treatment were hair color change (69.5% bezuclastinib vs. 5.0% placebo), altered taste (23.7% bezuclastinib vs. 0% placebo), nausea (22.0% bezuclastinib vs. 13.3% placebo) and alanine transaminase (“ALT”)/aspartate transaminase (“AST”) elevations (22.0% bezuclastinib vs. 6.6% placebo; >Gr 3, 5.9% vs. 0%). Serious adverse events occurred in 4.2% of patients treated with bezuclastinib, compared to 5.0% of patients treated with placebo. Discontinuations due to treatment-related adverse events occurred in 5.9% of patients treated with bezuclastinib, all due to ALT/AST elevations and all patients fully resolved. There were no hepatic adverse events reported in any patient other than transient and manageable lab abnormalities.

Complete analysis of the full SUMMIT Part 2 data are ongoing, and the Company plans to present detailed results at an upcoming major medical conference later this year.

The Company remains on track to provide top-line results from both PEAK, a Phase 3 trial of bezuclastinib in combination with sunitinib in patients with gastrointestinal stromal tumors, and APEX, a registration-directed trial of bezuclastinib in advanced systemic mastocytosis patients, during the second half of 2025.

Forward Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding: the Company’s expectation to submit an NDA to the FDA for bezuclastinib in patients with NonAdvSM by the end of 2025; plans to present top-line results from the PEAK and APEX trials in the second half of 2025; plans to present a detailed data set from the SUMMIT trial at an upcoming medical meeting later in 2025; the potential for bezuclastinib to become a new standard of care for patients with NonAdvSM; and the expectation that bezuclastinib’s safety and tolerability profile support chronic dosing. The use of words such as, but not limited to, “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” or “would” and similar words or expressions are intended to identify forward-looking statements. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of the Company’s business, future plans and strategies, the Company’s clinical results, the rate of enrollment in the Company’s clinical trials and other future conditions. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. The Company may not actually achieve the forecasts or milestones disclosed in its forward-looking statements, and you should not place undue reliance on its forward-looking statements. Such forward-looking statements are subject to a number of material risks and uncertainties including but not limited to those set forth under the caption “Risk Factors” in the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and subsequent filings made with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which it was made. Neither the Company’s, nor its affiliates, advisors or representatives, undertake any obligation to publicly update or revise any forward-looking statement, whether as result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date subsequent to the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2025	COGENT BIOSCIENCES, INC.

	By:	/s/ Evan Kearns
Evan Kearns
Chief Legal Officer and Corporate Secretary